Exhibit 1.1

Everest Re Group, Ltd.

Common Shares

Underwriting Agreement

December 1, 2005

To the Underwriters named in the respective

Pricing Agreements hereinafter described.

Ladies and Gentlemen:

From time to time Everest Re Group, Ltd., a Bermuda company (the “Company”), and Everest Reinsurance Holdings, Inc., a Delaware corporation (the “Selling Stockholder”), propose to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Company shall issue and sell, and the Selling Stockholder shall deliver and sell, to the firm(s) named in Schedule I to the applicable Pricing Agreement (such firm(s) constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of the Company’s common shares, par value $0.01 per share (the “Shares”), specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the “Firm Shares”), upon the terms and conditions set forth in Schedule II to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Shares as provided in Section 3 hereof (the “Optional Shares”). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Designated Shares”.

1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firm(s) designated as representative(s) of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representative(s) (the “Representatives”), if any. The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act on its or their own behalf without any firm being designated as its or their representatives. This

Underwriting Agreement shall not be construed as an obligation of the Company or the Selling Stockholder to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares, the obligation of the Selling Stockholder to deliver and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares (and the number of such Firm Shares to be delivered and sold by the Selling Stockholder), the maximum number of Optional Shares, if any, the initial public offering price of such Firm Shares and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Shares and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. If there is more than one Underwriter, the obligations of such Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. (A) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-130044) in respect of the Shares and other securities (the “Securities”) has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 2(A)(c)

hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Designated Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(c) For the purposes of this Agreement, the “Applicable Time” is 4:05 p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III to the applicable Pricing Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Pricing Prospectus or the Prospectus as amended or supplemented relating to such Shares; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(e) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to the Designated Shares;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any material change in the capital stock or any material change in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus;

(g) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing (to the extent such concept is relevant) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and each of them has been duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); the Company has full corporate power and authority to enter into this Agreement and the Pricing Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it; and this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

(h) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(i) The Shares have been duly and validly authorized, and in the case of the Designated Shares to be delivered and sold by the Selling Stockholder, are fully paid and non-assessable; when the Designated Shares to be sold by the Company are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Optional Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

(j) The issue and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement, nor will such action result in any violation of the provisions of (A) the Memorandum of Association or Bye-Laws of the Company or the organizational documents of any of its subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(k) The statements set forth (A) in the Pricing Prospectus under the caption “Description of Our Capital Stock”, insofar as they purport to constitute a summary of the terms of the Shares, are accurate and complete in all material respects; and (B) in the Prospectus under the captions “Material Tax Considerations” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, will be accurate and complete in all material respects;

(l) Neither the Company nor any of its subsidiaries is in violation of its Memorandum of Association or Bye-Laws or other organizational documents, as applicable, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such as individually or in the aggregate would not have a Material Adverse Effect;

(m) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, individually or in the aggregate might reasonably be expected to result in a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(n) Other than as set forth in the Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company will not be subject to withholding or other taxes under the laws and regulations of Bermuda and are otherwise free and clear of any other tax, withholding or deduction in Bermuda and without the necessity of obtaining any consent, approval, authorization, order, registration, clearance and qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) or any of their properties or any stock exchange authorities in Bermuda;

(o) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(q) The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, assuming it conducts its business as described in the Prospectus, does not expect to become a PFIC. The Company has no current plans to conduct its business in a manner that would cause it to become a PFIC;

(r) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or any political subdivision or taxing authority thereof or therein in connection with (A) the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Bermuda by the Underwriters of the Shares to the initial purchasers thereof;

(s) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(t) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and of Everest Reinsurance Holdings, Inc., a Delaware corporation (“Holdings”), and have audited each of the Company’s and Holdings’ internal control over financial reporting and management’s assessment thereof are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(u) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(v) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(w) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective;

(x) The consolidated financial statements and financial statement schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Pricing Prospectus fairly present in all material respects the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition and cash flows as of the dates and periods therein specified. Such financial statements and financial statement schedules have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as otherwise noted therein);

(y) Each of the Company and its subsidiaries, when necessary, is duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of any of them to be so licensed would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification needs to be obtained by any of them, in any case, where it could be reasonably expected that (x) any of them would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect; and no insurance regulatory authority having jurisdiction over the Company or any of its subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to any of them; and

(z) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

(B) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i) The Selling Stockholder has full corporate power and authority to enter into this Agreement and the Pricing Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it; and this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Selling Stockholder;

(ii) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Pricing Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder and thereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and the Pricing Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder and thereunder;

(iii) The delivery and sale of the Shares to be delivered and sold by the Selling Stockholder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound or to which any of the property or assets of the Selling Stockholder or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consummation by the Selling Stockholder of the transactions contemplated by this Agreement or the Pricing Agreement, nor will such action result in any violation of the provisions of (A) the Certificate of Incorporation or By-Laws of the Selling Stockholder or the organizational documents of any of its subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Selling Stockholder or any of its subsidiaries or any of their properties; except, in the case of clause (B), for any violation which, individually or in the aggregate, would not have a material adverse effect on the consummation by the Selling Stockholder of the transactions contemplated by this Agreement or the Pricing Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the delivery and sale of the Shares to be sold by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement or any Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(iv) The Selling Stockholder has, and immediately prior to each Time of Delivery the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(v) During the period beginning from the date hereof and continuing to and including the date 45 days after the date of the Pricing Prospectus, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

(vi) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(viii) As of the date hereof, the date of the Pricing Agreement and immediately prior to the Time of Delivery, the Selling Stockholder is the holder of a securities entitlement (as defined in the Uniform Commercial Code) to the Shares to be delivered and sold by it at the Time of Delivery. The Selling Stockholder will give an entitlement order (as defined in the Uniform Commercial Code) to the securities intermediary (as defined in the Uniform Commercial Code) in respect of such Shares to transfer at the Time of Delivery the securities entitlement in respect thereof to the accounts of the Underwriters with The Depositary Trust Company (“DTC”) or its agent and the crediting of such Shares to the Underwriters’ accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a “protected purchaser” of the Shares (as defined in Section 8-303 of the Uniform Commercial Code), the Underwriters will acquire a valid security entitlement to the Shares, and no action based on an “adverse claim” (as defined in Section 8-102 of the Uniform Commercial Code) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of such adverse claim); and

(ix) The securities entitlement referred to above to be delivered to the Representatives, and the Shares represented thereby, are subject to the interests of the Underwriters hereunder and the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by dissolution or by the occurrence of any other event.

3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an “Over-allotment Option”) to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the Prospectus as amended or supplemented, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The number of Optional Shares, if any, to be added to the number of Firm Shares to be purchased by each Underwriter (as set forth in Schedule I to the applicable Pricing Agreement) shall be, in each case, the number of Optional Shares set forth in the applicable Pricing Agreement; provided that, if such number of Optional Shares is not set forth in the applicable Pricing Agreement, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase pursuant to such Pricing Agreement.

4. Certificates for the Firm Shares and the Optional Shares, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours’ prior notice to the Company and the Selling Stockholder, shall be delivered by or on behalf of the Company and the Selling Stockholder to the Representatives for the account of each such Underwriter, against payment by each such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Selling Stockholder, as applicable, to the Representatives at least forty-eight hours in advance of the Time of Delivery (as defined in this Section 4) as specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the “Second Time of Delivery”. Each such time and date for delivery is herein called a “Time of Delivery”.

5. The Company agrees with each of the Underwriters of any Designated Shares:

(a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to the Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

(d) Prior to 10:00 A.M., New York City time, on the second New York Business Day (as defined in Section 17 hereof) next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided that any such amended Prospectus or supplement to the Prospectus required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) following the expiration of nine months after the time of issue of the Prospectus shall be prepared and furnished at the expense of the Underwriters;

(e) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement (as defined in Rule 158(c) under the Act) of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f) During the period beginning from the date hereof and continuing until the date 45 days after the date of this Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Shares or securities of the Company that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such convertible or exchangeable securities (other than (i) pursuant to stock option or other similar plans existing on the date of this Agreement, (ii) pursuant to this Agreement, or (iii) any Shares issued, or options awarded, to non-employee directors), without the prior written consent of the Representatives;

(g) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(h) That the Underwriters shall have received letters, dated the date of the Pricing Agreement, from Joseph V. Taranto, Thomas J. Gallagher, Stephen L. Limauro, Keith T. Shoemaker and Mark S. de Saram (together, the “Applicable Officers”), whereby each such Applicable Officer agrees, for the period commencing on the date of this Agreement and ending 5 business days after the date of this Agreement, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Shares, or publicly disclose the intention to make any such offer, sale, pledge or disposal without the prior written consent of the Representatives (other than any trade executed pursuant to a trading plan of the type described in Rule 10b5-1(c) under the Exchange Act).

(i) To use its reasonable best efforts to remain eligible to use Form S-3 under the Act;

(j) To use its best efforts to cause the Designated Shares to be listed on the New York Stock Exchange;

(k) To use the net proceeds received by it from the sale of the Designated Shares pursuant to this Agreement and the Pricing Agreement in the manner set forth in the Prospectus as amended or supplemented under the caption “Use of Proceeds”; and

(l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, neither it nor any of its subsidiaries has made, or will make, any offer relating to the Designated Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III to the applicable Pricing Agreement;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. The Company and the Selling Stockholder covenant and agree with the several Underwriters that the Company and the Selling Stockholder will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Designated Shares under the Act and all other out-of-pocket expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing (excluding any related legal fees) any Agreement among Underwriters, this Agreement, the Pricing Agreement, any Blue Sky or similar investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Shares; (iii) all expenses in connection with the qualification of the Designated Shares for offering and sale under state securities laws as provided in Section 5(c) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memoranda; (iv) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Shares; (v) the cost of preparing certificates for the Designated Shares; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (vii) all expenses and taxes arising as a result of the issuance, sale and delivery of the Designated Shares to or for the respective accounts of the Underwriters, and all Bermuda taxes, duties or similar expenses arising as a result of the sale and delivery outside of Bermuda of the Designated Shares by the Underwriters to the initial purchasers thereof, in the manner contemplated under this Agreement and the Pricing Agreement including, in any such case, any Bermuda income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of the Designated Shares pursuant to the Underwriting Agreement and the Pricing Agreement; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them (other than any imposed by Bermuda or any political subdivision or taxing authority thereof or therein), and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of the Time of Delivery for such Designated Shares, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Time of Delivery for such Designated Shares, with respect to the matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Conyers Dill & Pearman, Bermuda counsel for the Company, shall have furnished to you their written opinion, dated as of the Time of Delivery for such Designated Shares, in form and substance reasonably satisfactory to you, to the effect that:

(i) The Company is duly incorporated and existing under the laws of Bermuda in good standing (meaning that it has not failed to make any required filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda), and the Company has the necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii) The Company has the necessary corporate power and authority to enter into and perform its obligations under the Agreement and the Pricing Agreement and to issue the Shares pursuant to the Agreement and the Pricing Agreement. The execution and delivery of the Agreement and the Pricing Agreement by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda;

(iii) The Company has taken all corporate action required to authorize the execution, delivery and performance of the Agreement and the Pricing Agreement. Each of the Agreement and the Pricing Agreement has been duly executed by or on behalf of the Company and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms;

(iv) No order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the issue and sale of the Designated Shares being delivered at such Time of Delivery or the execution, delivery, performance and enforcement of the Agreement and the Pricing Agreement, except such as have been duly obtained in accordance with Bermuda law and which are in full force and effect;

(v) The statements set forth (A) in the Pricing Prospectus under the caption “Description of Our Capital Stock”, insofar as they purport to constitute a summary of the terms of the Shares, fairly and accurately present the information set forth therein; and (B) in the Prospectus as amended or supplemented under the caption “Material Tax Considerations”, insofar as they purport to describe the provisions of the statutes, regulations, rules, treaties and other laws of Bermuda, fairly and accurately present the information set forth therein;

(vi) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company and, upon payment for the Designated Shares in accordance with this Agreement and the Pricing Agreement for an amount at least equal to the par value thereof and registration of such Designated Shares in the Company’s Register of Members, the Designated Shares will be validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof); and the Designated Shares conform to the description thereof in the Prospectus as amended or supplemented;

(vii) There are no Bermuda stamp duty, transfer or similar taxes payable in respect of the issue and delivery of the Shares to the Underwriters or any subsequent purchasers (assuming that such Underwriters or subsequent purchasers are not resident in Bermuda for exchange control purposes and subject to the conditions attached to the Bermuda Monetary Authority permissions received) pursuant to this Agreement and the Pricing Agreement. Neither this Agreement nor the Pricing Agreement is subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement or the Pricing Agreement;

(viii) There is no capital gains, income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to this Agreement or the Pricing Agreement;

(ix) The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce this Agreement or the Pricing Agreement in respect of itself or its property;

(x) The Company has the necessary corporate power and authority, and has taken all corporate action required, to appoint Sanjoy Mukherjee, Vice President, General Counsel and Secretary of the Company as agent for the receipt of any service of process with respect to actions arising out of or in connection with any suit, action or proceeding based on this Agreement or the Pricing Agreement and the offer and sale of the Shares by the Company pursuant to the Prospectus;

(xi) The appointment by the Company of Sanjoy Mukherjee, Vice President, General Counsel and Secretary of the Company as agent for the receipt of any service of process in connection with any matter arising out of or in connection with this Agreement or the Pricing Agreement is a valid and effective appointment, if such appointment is valid under the laws of New York and if no other procedural requirements are necessary in order to validate such appointment;

(xii) The Company’s agreement to the choice of law provisions set forth in Section 15 hereof is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (A) which such court considers to be procedural in nature, (B) which are revenue or penal laws or (C) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. To the extent Bermuda law is applicable, the submission in this Agreement or any Pricing Agreement to the exclusive jurisdiction of the courts of New York is valid and binding upon the Company; and

(xiii) The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the federal courts of New York against the Company based upon this Agreement or the Pricing Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials. Such opinions shall be limited to the laws of Bermuda. The parties acknowledge that, in rendering such opinions, such counsel is not rendering any opinion with respect to the insurance laws or regulations.

References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

(d) Mayer, Brown, Rowe & Maw LLP, U.S. counsel for the Company and the Selling Stockholder, shall have furnished to you their written opinion, dated as of the Time of Delivery for such Designated Shares, in form and substance reasonably satisfactory to you, to the effect that:

(i) The Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii) Each of the Agreement and the Pricing Agreement has been (A) duly delivered by or on behalf of the Company and (B) duly authorized, executed and delivered by the Selling Stockholder;

(iii) The statements set forth in the Prospectus as amended or supplemented under the captions “Material Tax Considerations” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(iv) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for such Designated Shares (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

(v) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

(vi) Neither the Company nor the Selling Stockholder is an “Investment Company”, as such term is defined in the Investment Company Act;

(vii) The Registration Statement is effective under the Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission;

(viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares by the Company or the delivery and sale by the Selling Stockholder of the Shares to be sold by the Selling Stockholder or the consummation by the Company or the Selling Stockholder of the transactions contemplated by this Agreement or the Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and

(ix) On the basis of the assumption that the Selling Stockholder is the owner of a securities entitilement to the Shares to be sold by the Selling Stockholder, the Selling Stockholder has full right power and authority to sell, assign, transfer and deliver such Shares at the Applicable Time; and on the additional basis of the assumption that each Underwriter acquires its interest in such Shares it has purchased from the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that purchases such Shares delivered at the Applicable Time to DTC or other securities intermediary by making payment therefor as provided herein, and that has such Shares credited to the securities account or accounts of such Underwriters maintained with DTC or such other securities intermediary will acquire a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares.

Such counsel shall also state that although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection (ii) of this Section 8(d), no facts have come to its attention that have caused it to believe that (1) any part of the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief), when such part or amendment become effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Pricing Prospectus for such Designated Shares (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief), as of the Applicable Time, when considered together with and as supplemented by the information contained in the Prospectus regarding the initial price to the public of the Designated Shares and the number of Designated Shares being offered, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of its date and as of such Time of Delivery for such Designated Shares, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery for such Designated Shares (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (2) any of the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials. Such opinions shall be limited to the federal laws of the United States and the laws of New York State. The parties acknowledge that, in rendering such opinions, such counsel is not rendering any opinion with respect to the insurance laws or regulations or any securities laws other than U.S. federal securities laws.

References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

(e) Sanjoy Mukherjee, Vice President, General Counsel and Secretary of the Company and the Selling Stockholder, shall have furnished to you a written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

(i) The Company and each of its subsidiaries, where necessary, are duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Company or any of its subsidiaries to be so licensed would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company and its subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by any of them, in any case where it could be reasonably expected that (x) the Company or any of its subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect; and no insurance regulatory authority having jurisdiction over the Company or any of its subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to any of them;

(ii) Other than as set forth in the Registration Statement or the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of any of them is the subject which, individually or in the aggregate might reasonably be expected to have a Material Adverse Effect; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iii) Such counsel does not know of any contract or document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not so filed, incorporated by reference or described;

(iv) The issue and sale by the Company and the delivery and sale by the Selling Stockholder of the Designated Shares being delivered at such Time of Delivery and the compliance by the Company and the Selling Stockholder with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of them or their properties are subject, or any statute or any rule, regulation or order known to such counsel of any court or governmental agency or body having jurisdiction over any of them or any of their properties (except for such conflicts, breaches, violations or defaults which do not or would not, individually or in the aggregate have a Material Adverse Effect), or (B) any provision of the Memorandum of Association or Bye-Laws of the Company or the organizational documents of any of its subsidiaries;

(v) No consent, approval, authorization or order of, or registration, qualification or filing with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties is required for the issue and sale by the Company or the delivery and sale by the Selling Stockholder of the Designated Shares or the consummation by the Company or the Selling Stockholder of the transactions contemplated by this Agreement or the Pricing Agreement under state or foreign insurance laws, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters; and

(vi) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or other organizational documents or (ii) to the knowledge of such counsel, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in the case of clause (ii), for such as, individually or in the aggregate, would not have a Material Adverse Effect.

In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials. Such opinions shall be limited to the federal laws of the United States and the laws of the State of New Jersey and the insurance laws of the State of Delaware.

References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

(f) At the Time of Delivery for such Designated Shares, and, if so specified in the Pricing Agreement, on the date of the Pricing Agreement, the independent accountants of the Company and Holdings who have certified the financial statements of the Company and its subsidiaries and of Holdings, in each case, included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(g) (i) Neither the Company nor any of its subsidiaries taken as a whole shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares, (ii) since the respective dates as of which information is given in the Pricing Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Shares; and (iii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Shares, there shall not have been any decrease in the consolidated shareholders’ equity of the Company except for mark to market adjustments related to investments available for sale that do not exceed 10% of the consolidated shareholders’ equity of the Company

(h) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or Holdings, or the Company’s preferred stock, if applicable, or the financial strength or claims paying ability of the Company or Holdings by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or Holdings, or the Company’s preferred stock, if applicable, or the financial strength or claims paying ability of the Company or Holdings, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the

Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Shares;

(i) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of the Company or Holdings on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) a change or development involving a prospective change in Bermuda taxation affecting the Company, the Shares or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, Bermuda or elsewhere, if the effect of any such event specified in clause (iv), (v) or (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

(j) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

(k) The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares;

(l) The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Shares certificates of officers of the Company and the Selling Stockholder reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request;

(m) There shall not exist any circumstances beyond the control of the Underwriters that make it impossible, impracticable or illegal or cause any of them to be in breach of any restriction (whether fiduciary, regulatory or otherwise) which may be claimed by any person for the obligations of the Underwriters in connection with the transactions contemplated by this Agreement to be cleared or transferred through the clearance system or by the settlement procedure normally utilized to clear or settle such obligations; and

(n) The Company has obtained and delivered to the Underwriters executed copies of letters, substantially to the effect set forth in Annex III hereof, from each of the Applicable Officers.

9. (a) The Company and the Selling Stockholder will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Basic Prospectus, any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Shares; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in any case where such delivery (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or Prospectus which was (i) identified in writing to such Underwriter at or prior to the earlier of the filing with the Commission or the furnishing to such Underwriter of the Prospectus or the Prospectus as then amended or supplemented and (ii) corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

(b) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the

Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall, without the written consent of the indemnifying party (such written consent not to be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending action or claim in respect of which indemnification or contribution is sought hereunder if the indemnifying party has assumed the defense of such action or claim.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

(e) The obligations of the Company and the Selling Stockholder under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company and the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company and the Selling Stockholder that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

(b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company or the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Selling Stockholder or any officer or director or controlling person of the Company, the Selling Stockholder, and shall survive delivery of and payment for the Designated Shares.

12. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares covered by such Pricing Agreement, except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Designated Shares are not delivered by or on behalf of the Company and the Selling Stockholder as provided herein, the Company and the Selling Stockholder will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Selling Stockholder shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the agent for service of process set forth in the Registration Statement, with a copy thereof (which copy shall not constitute notice to the Company or the Selling Stockholder) sent by facsimile transmission to Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois 60606, facsimile number (312) 701-7711, Attention: Lawrence R. Hamilton, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 9(c) (Indemnification) hereof shall be delivered or sent by mail, telex or facsimile transmission to such

Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company and the Selling Stockholder each irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York court or in any competent court in Bermuda. The Company and the Selling Stockholder each has appointed Sanjoy Mukherjee, Vice President, General Counsel and Secretary of the Company, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company and the Selling Stockholder each represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or the Selling Stockholder, as applicable, shall be deemed, in every respect, effective service of process upon the Company.

16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Stockholder, jointly and severally, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

17. Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business, and the term “New York Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

18. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

20. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Selling Stockholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

21. Each of the Company and the Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Stockholder each have consulted their own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.

23. The Company, the Selling Stockholder and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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Very truly yours,

Everest Re Group, Ltd.

By:	/s/ Stephen L. Limauro
Name:	Stephen L. Limauro
Title:	Executive Vice President and Chief Financial Officer

Everest Reinsurance Holdings, Inc.

By:	/s/ Stephen L. Limauro
Name:	Stephen L. Limauro
Title:	Executive Vice President and Chief Financial Officer

Annex I

Pricing Agreement

Wachovia Capital Markets, LLC

December 1, 2005

Ladies and Gentlemen:

Everest Re Group, Ltd., a Bermuda company (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December 1, 2005 (the “Underwriting Agreement”), to issue and sell, and Everest Reinsurance Holdings, Inc., a Delaware corporation (the “Selling Stockholder”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement to sell, in each case to the Underwriters named in Schedule I hereto (the “Underwriters”) the Shares specified in Schedule II hereto (the “Designated Shares” consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement and the Applicable Time in relation to the Pricing Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell and the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

Annex I

The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering Over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

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Annex I

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, the Selling Stockholder and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Everest Re Group, Ltd.

By:
Name:
Title:

Everest Reinsurance Holdings, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Wachovia Capital Markets, LLC

By:
(Underwriter)

Annex I

SCHEDULE I

Underwriter	Number of Firm Shares To be Purchased[1]	Maximum Number of Optional Shares Which May be Purchased
Wachovia Capital Markets, LLC	2,750,000	None

Total	2,750,000	None

[1]	Of such Firm Shares, 452,000 shall be sold to the Underwriters by the Selling Stockholder. Such 452,000 Shares shall be allocated among the Underwriters pro rata based on their respective percentage of the total number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares).

Annex I

SCHEDULE II

Title of Designated Shares:

Common Shares (par value $0.01 per share)

Number of Designated Shares:

Number of Firm Shares: 2,750,000

Maximum Number of Optional Shares: None

Initial Offering Price to Public:

$103.15 per Share

Purchase Price by Underwriters:

$102.89 per Share

Form of Designated Shares:

Definitive form, to be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian

Specified Funds for Payment of Purchase Price:

Federal (same-day) funds

Time of Delivery:

10:00 a.m. (New York City time), December 7, 2005

Closing Location:

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, Illinois 60606

Accountants’ Letter to be Delivered on Date of Pricing Agreement:

Yes

Annex I

SCHEDULE III

Issuer Free Writing Prospectus

None.

Annex II

[DESCRIPTION OF COMFORT LETTER]

Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, pro forma financial information) audited or examined, as applicable, by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; that management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2004 is fairly stated, in all material respects; and that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the “Representatives”), such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives, and are attached to such letters;

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company’s quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached to such letters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

Annex II

(v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

(B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all

Annex II

material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decrease in shareholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or consolidated net premiums earned or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein, except as expressly stated otherwise herein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.

Annex III

Lock Up Agreement

December 1, 2005

WACHOVIA CAPITAL MARKETS, LLC

301 S. College Street

Charlotte, NC 28288

Re:	Everest Re Group, Ltd. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you have entered into a Pricing Agreement and an Underwriting Agreement (together, the “Underwriting Agreement”) with Everest Re Group, Ltd., a Bermuda company (the “Company”), and Everest Reinsurance Holdings, Inc. a Delaware corporation, providing for the public offering (the “Public Offering”) by you of common shares of the Company (the “Securities”).

In consideration of your agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Wachovia Capital Markets, LLC, the undersigned shall not during the period ending five business days (as defined in the Underwriting Agreement) after the date of the pricing prospectus relating to the Public Offering (the “Pricing Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares, par value $0.01 per share, of the Company (“Common Shares”) or any securities convertible into or exercisable or exchangeable for Common Shares (including without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, provided that the restrictions set forth in the foregoing clauses (1) and (2) shall not apply to any trade executed pursuant to a trading plan of the type described in Rule 10b5-1(c) under the Securities Exchange Act of 1934, and, in addition, the undersigned agrees that, without the prior written consent of Wachovia Capital Markets, LLC, it will not, during the period ending five business days after the date of the Pricing Prospectus, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.

III-1

Annex III

In furtherance of the foregoing, the undersigned hereby authorizes the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Shares to be sold thereunder, the undersigned shall be released from all obligations under this lock-up agreement.

The undersigned understands that you and the Company have entered into the Underwriting Agreement and are proceeding with the Public Offering in reliance upon this lock-up agreement.

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III-2

Annex III

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[Name of undersigned]

By:
Name:
Title:

Accepted as of the date
first set forth above:

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

III-3